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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

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   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)  March 2, 1995



                               Commission file number 1-5684



                       I.R.S. Employer Identification Number  36-1150280



                                   W.W. Grainger, Inc.
                               (An Illinois Corporation)



                                   5500 West Howard St.
                                  Skokie, IL  60077-2699



                                 Telephone (708) 982-9000






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   Item 5.  Other Events
            On March 1, 1995, the Board of Directors of the Company elected Richard L. Keyser, President and Chief Executive Officer, effective that date. A copy of the news release issued by the Company in this regard is provided as an exhibit to this report.

   Item 7.  Financial Statements and Exhibits

            (c)  Exhibits                                     EXHIBIT INDEX
                                                              -------------
                   (99)   Copy of News Release, issued by the          3
                          Company on March 2, 1995.



                                         SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          W.W. GRAINGER, INC.
                                          --------------------
                                             (Registrant)


   Date:  March 2, 1995                    By:  /s/  J. D. FLUNO
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                                           J. D. Fluno, Vice Chairman















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